UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2018

NEWMARKT CORP.

(Exact name of registrant as specified in its charter r)

Nevada	333-212821	35-2540672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street Suite 714 West Palm Beach FL 33401 (Address of principal executive offices, including zip code)

(760) 466-8076

(Registrant’s telephone number, including area code)

P.O. Box 1408, 5348 Vegas Drive, Las Vegas, Nevada 89108

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☑	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of Ozop Surgical, Inc. and Share Redemption

Effective April 13, 2018, Newmarkt Corp. ("we," "us," "our," "NWKT," or the “Company”) entered into and completed a share exchange agreement (the "Share Exchange Agreement") with Ozop Surgical, Inc., a Delaware corporation ("OZOP"), the shareholders of OZOP (the “OZOP Shareholders”) and Denis Razvodovskij, the holder of 2,000,000 shares of our common stock. Pursuant to the terms of the Share Exchange Agreement, the OZOP Shareholders transferred and exchanged 100% of the capital stock of OZOP in exchange for an aggregate of 25,000,000 newly issued shares of our common stock (the “Share Exchange”). After giving effect to the redemption of 2,000,000 shares of our common stock pursuant to the Redemption Agreement discussed below and the issuance of 25,000,000 shares of our common stock pursuant to the Share Exchange Agreement, we had 25,797,500 shares of common stock issued and outstanding, with the OZOP Shareholders, as a group, owning 96.9% of such shares. Our executive officers and directors, as a group, own 19,900,000 of our shares representing 77.1% of our issued and outstanding shares of common stock. Upon completion of the share exchange pursuant to the Share Exchange Agreement, OZOP became our wholly owned subsidiary.

OZOP invents, designs, develops, manufactures and globally distributes innovative endoscopic instruments, surgical implants, instrumentation, devices and related technologies, focused on spine, neurological and pain management procedures and specialties.

Effective April 13, 2018, in connection with the acquisition of OZOP, we agreed to purchase and redeem 2,000,000 shares of our common stock from Mr. Razvodovskij for a total purchase price of $350,000 pursuant to a Share Redemption Agreement (the “Redemption Agreement”).

Pursuant to the terms of the Share Exchange Agreement, effective April 13, 2018, Mr. Razvodovskij resigned as the Company's Chief Executive Officer, Chief Financial Officer, Secretary, and sole director, and Michael Chermak, Salman J. Chaudhry and Eric Siu were named as directors of the Company.

Convertible Promissory Note with Carebourn Capital, L.P.

On April 13, 2018, we sold Carebourn Capital, L.P., a Delaware limited partnership (“Carebourn”) a convertible promissory note in the principal amount of $442,175 (the “Note”), pursuant to a Securities Purchase Agreement we entered into with them dated April 1, 2018. The Note bears interest at the rate of 12% per annum and is due and payable on April 13, 2019. The Note had an original issue discount of $57,675. We paid $25,000 to cover Carebourn’s transactional expenses and $9,500 to cover Carebourn’s legal fees in connection with the sale of the Note, which were included in the principal amount of the Note.

Periodic payments are due by us on the Note at the rate of $850 per day (the “Repayment Amount”) via direct withdrawal from our bank account, beginning on April 27, 2018 and to last for a 30-day period. Following this period, the Repayment Amount automatically increases to $1,100 per day until the Note is satisfied in full. The Repayment Amount automatically adjusts to a prorated higher amount based upon the addition of charges to the outstanding balance of the Note, as well as to reflect any penalties incurred or events of defaults triggered under the terms of the Note.

The Note provides for standard and customary events of default such as failing to timely make payments under the Note when due, the failure of the Company to timely comply with the Securities Exchange Act of 1934, as amended, reporting requirements and the failure to maintain a listing on the OTC Markets. Additionally, upon the occurrence of certain defaults, as described in the Note, we are required to pay Carebourn liquidated damages in addition to the amount owed under the Note.

The principal amount of the Note and all accrued interest thereon is convertible at the option of the holder thereof into our common stock at any time following the date the Note was issued. The conversion price of the Note is equal to 55% of the lowest price quoted on the OTC Markets for the Company’s common stock during the 25 trading days prior to the conversion date. The conversion price of the Notes is subject to proportional adjustment in the event of stock splits, stock dividends, rights offerings by us relating to our securities or the securities of any our subsidiaries, combinations, recapitalization, reclassifications, extraordinary distributions and similar events. Additionally, in the event our shares are not deliverable via DWAC following conversion an additional 10% discount is added to the conversion discount of the note and in the event we fail to meet certain other requirements of the note, an additional 5% discount is added to the conversion discount of the conversion price.

In the event we fail to deliver the shares of common stock issuable upon conversion of the Note within three business days of our receipt of a conversion notice, we are required to pay Carebourn $2,000 per day for each day that we fail to deliver such shares.

At no time may the Note be converted into shares of our common stock if such conversion would result in Carebourn and its affiliates owning an aggregate of in excess of 4.99% of the then outstanding shares of our common stock.  This ownership limitation can be increased or decreased by the holder upon 61 days’ notice to us.

We may prepay in full the unpaid principal and interest on the Note, with at least 20 trading days’ notice, (a) any time prior to the 180th day after the issuance date, by paying 130% of the principal amount of the Note together with accrued interest thereon; and (b) any time beginning on the 181st day after the issuance date and ending on the 364th day after the issuance date, by paying 150% of the principal amount of the Note together with accrued interest thereon. After the expiration of the 364th day after the issuance date, we have no right of prepayment.

The Note also contains customary positive and negative covenants.

In the event we receive any third party offer to provide us funding while the note is outstanding we are required to offer Carebourn a right of first refusal to provide such funding on the terms offered by the third party. We also agreed that if we provide any financing source more favorable terms than Carebourn under the note while the note is outstanding that the Carebourn note would, at the option of Carebourn, be amended to include such more favorable terms.

Pledge Agreement. In connection with our obligations under the Note, our executive officers and the Company entered into a Pledge Agreement (the “Pledge Agreement”) whereby they pledged as collateral for the Loan an aggregate of 19,900,000 shares of our common stock and we pledged the shares of our subsidiary OZOP Surgical, Inc. (collectively, the “Collateral”). Upon a default under the terms of the Note, Carebourn may, among other things, collect or take possession of the Collateral, proceed with the foreclosure of the security interest in the Collateral or sell, lease or dispose of the Collateral.

The foregoing descriptions of the Share Exchange Agreement, the Redemption Agreement, the Securities Purchase Agreement, the Note and form of Pledge Agreement are summaries only and are qualified in their entireties by reference to the full text of the Share Exchange Agreement, the Redemption Agreement, the Securities Purchase Agreement, the Note and form of Pledge Agreement, filed herewith as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above in Item 1.01, below the heading “Convertible Promissory Note with Carebourn Capital, L.P.”, are incorporated by reference in this Item 2.03 in their entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures above in Item 1.01 are incorporated by reference in this Item 3.02 in their entirety.

The shares of the Company's common stock issued in connection with the Share Exchange Agreement and the shares of common stock issuable upon conversion of the Note were not registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon an exemption from registration provided by Section 4(a)(2) under the Securities Act in a transaction not involving a public offering or distribution. The shares issued to the OZOP Shareholders and upon conversion of the Note may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Item 5.01	Changes in Control of Registrant

The disclosures above in Item 1.01 are incorporated by reference in this Item 5.01 in their entirety.

Except as described herein, there were no arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors or other matters. As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Executive Officer and Director Resignations and Appointments

In connection with the Share Exchange Agreement, effective April 13, 2018, Mr. Razvodovskij resigned as the Company's Chief Executive Officer, Chief Financial Officer, Secretary, and sole director and Michael Chermak, Salman J. Chaudhry and Eric Siu were appointed as directors of the Company. On the same date, the Board appointed Michael Chermak as our Chief Executive Officer, Barry Hollander as our Chief Financial Officer and Salman J. Chaudhry as our Chief Operating Officer and corporate secretary.

Background

Michael D. Chermak has been a director and Chief Executive Officer of OZOP since September 2016. From June, 2011 to present he has served as president of MD Capital Advisors, Inc., a business advisory firm. Previously, he was the founder and CEO of Healthdemographics, Inc., a company in the healthcare predictive data and decision support business. He sold the company in 1997 to Medirisk. In 1998, he was the co-founder and Chairman of Medibuy.com, an Internet healthcare supply vendor. From 2005 to 2008, he was the Chairman and Chief Executive Officer of Bridgetech Holdings International (OTC: BGTH) which focused on introducing western medicine into China. He has served on the Board of Directors and as an Audit Committee member of Beijing Origin Seed (NASDAQ: SEED) from 2005 to 2006. Michael graduated from the University of New Mexico, Anderson School of Management.

Barry Hollander has nearly 30 years of business experience including 15 years as Chief Financial Officer of private and public companies. From August 2012 to August 2015, Mr. Hollander served as the CFO of American Doctors Online, Inc., a private company that owns intellectual property related to the delivery of telemedicine. From 2011 to September 2015, Mr. Hollander served as the Chief Financial Officer of Agritek Holdings, Inc. (“Agritek”). Agritek provides real estate management and health and wellness product lines for the medicinal marijuana industry. From 2010 to May 2016, Mr. Hollander served as the CFO of Petrogress, Inc. (formerly 800 Commerce, Inc.), a public company that at that time, marketed credit card processing services From 2006 through January 2014, Mr. Hollander was the acting Chief Executive Officer of FastFunds Financial Corporation, a publicly traded company that provides a variety of business consulting services to businesses in the cannabis industry. In 2010, Mr. Hollander founded Venture Equity, LLC, a Florida limited liability corporation that offers financial and business consulting services. Mr. Hollander began his career in 1981 in the accounting department of Macgregor Sporting Goods and became part of its executive management team. Over his career, Mr. Hollander contributed to acquisitions, mergers assisting company’s preparing to go public and public reporting responsibilities, thereafter. Mr. Hollander has a Bachelor of Science degree from Fairleigh Dickinson University.

Eric Siu was the Chief Operating Officer of OZOP from September 2016 until December 2016 and has been a director since September 2016. From 2010 until 2015 he was a founder of Think Capital Partners, Ltd. and Managing Director of Think Group, where he applied his experience in the field of endoscopic systems and their use in management information system applications to assist clients in the development and distribution of medical products. He has established academic research collaborations with the Chinese University of Hong Kong and Hong Kong University as well as leading institutions in the Peoples Republic of China (“PRC”). He has collaborated with the Ministry of Health of the PRC (MOH) where he has organized over 200 workshops for leading Chinese surgeons working with international medical device manufacturers as well as the Chinese Doctors Association (CDA) regarding physician and surgeon training and continuing education initiatives. He also has worked with the PRC’s regulatory body, the CFDA, and has registered products for international medical device manufacturers. Eric has been focused on endoscopic surgical approaches during his career and holds China and international patents in this area. Eric has a degree in Applied Mathematics and Physics from the University of London.

Salman J. Chaudhry has been the Chief Operating Officer of OZOP since January 2017 and Director since February 2018. From 2008 to 2016, Salman was the Managing Director of Appello Real Estate Brokers LLC, a boutique real estate brokerage company dealing in residential and commercial properties in Dubai. From 2001 until 2008, he held the position of Vice President, Investment Banking in Gulf International Bank B.S.C. (“GIB”) where he led and completed pioneering equity transactions in Saudi Arabia, Bahrain and the UAE, including provision of advisory services to some of the largest healthcare groups and medical device distributors in the Middle East. From 1998 to 2000, Salman worked as an Associate for RP Associates, a California based venture capital incubator of start-ups focusing on medical devices, B2B internet and other companies. He holds a Bachelor of Science (Hons) degree in Business Management from Kings College, University of London and a Master of Science in Accounting and Finance from the London School of Economics.

Compensation

At this time, we do not have any written employment agreement or other formal compensation agreements with our officers and directors. Compensation arrangements are the subject of ongoing development and we will make appropriate additional disclosures as they are further developed and formalized.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of Share Exchange.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the Share Exchange.

Exhibit No.	Description

2.1*	Share Exchange Agreement dated April 5, 2018 by and among Newmarkt Corp., the shareholders of Ozop Surgical, Inc., Ozop Surgical, Inc. and Denis Razvodovskij.

10.1*	Share Redemption Agreement dated April 13, 2018, by and between Newmarkt Corp. and Denis Razvodovskij.

10.2*	Securities Purchase Agreement dated April 13, 2018, by and between Newmarkt Corp. and Carebourn Capital, L.P.

10.3*	$442,175 Convertible Promissory Note dated April 13, 2018, by Newmarkt Corp. in favor of Carebourn Capital, L.P.

10.4*	Form of Pledge Agreement in favor of Carebourn Capital, L.P.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEWMARKT CORP.

Date: April 19, 2018	By:	/s/ Michael Chermak
Michael Chermak
Chief Executive Officer